COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Life Account
Supplement Dated October 28, 2010
to the Prospectus For
Flexible Premium Variable Life Insurance Policies
Issued in the State of Illinois
(Dated May 1, 2010)


This supplement revises the definition of "Due Proof of Death" for the flexible premium variable life insurance policy (the "Policy") listed above issued by COUNTRY Investors Life Assurance Company in the State of Illinois. Please retain this supplement with your Policy prospectus for future reference.

The definition of "Due Proof of Death" in the GLOSSARY section of the prospectus for the Policy is replaced in its entirety with the following:

"Due Proof of Death:  Proof may consist of:

      (a) sufficient evidence to establish in a court a prima-facie case for payment of the claim;

      (b) a certified copy of the death record; or

      (c) a certified copy of a court decree reciting a finding of death."

If you have any questions concerning what constitutes "Due Proof of Death" under the Policy or questions concerning the Policy or if you wish to receive a prospectus for your Policy, please do not hesitate to contact the Variable Product Service Center toll-free at 1-(888)-349-4658 or your financial representative.